UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2014

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 12, 2014, EnLink Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Public Offering”) by the Partnership of $1.2 billion aggregate principal amount of senior notes (the “Notes”), consisting of $400.0 million aggregate principal amount of its 2.700% senior notes due 2019, $450.0 million aggregate principal amount of its 4.400% senior notes due 2024 and $350.0 million aggregate principal amount of its 5.600% senior notes due 2044, at prices to the public of 99.850%, 99.830% and 99.925%, respectively, of their face value.

The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on March 10, 2014.  The closing of the Public Offering is expected to occur on March 19, 2014, subject to customary closing conditions.

The Notes will be issued under an indenture and a supplemental indenture, each to be dated March 19, 2014, between the Partnership and Wells Fargo Bank, National Association, as trustee.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On March 12, 2014, the Partnership issued a press release announcing its intention to commence the Public Offering.  Also on March 12, 2014, the Partnership issued a press release announcing the pricing of the Notes to be issued and sold pursuant to the Public Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

Also on March 12, 2014, the Partnership issued a press release announcing the commencement of the tender offer to purchase any and all of its outstanding $725,000,000 aggregate principal amount of 8.875% Senior Notes due 2018.  A copy of the press release is furnished as Exhibit 99.3 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1, 99.2 and 99.3 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of March 12, 2014, by and among the Partnership and the Underwriters named therein.
99.1	—	Press release dated March 12, 2014.
99.2	—	Press release dated March 12, 2014.
99.3	—	Press release dated March 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC, its General Partner

Date: March 14, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of March 12, 2014, by and among the Partnership and the Underwriters named therein.
99.1	—	Press release dated March 12, 2014.
99.2	—	Press release dated March 12, 2014.
99.3	—	Press release dated March 12, 2014.